Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of July 31, 2023 by and among LINCHPIN INVESTORS, LLC, a Delaware limited liability company, 401 EAST MAIN STREET LLC, a Delaware limited liability company, IL GROWN MEDICINE LLC, an Illinois limited liability company, 8554 S. COMMERCIAL AVE, LLC, a Delaware limited liability company, 883 HYDE PARK AVE, LLC, a Delaware limited liability company, HEALTHY PHARMS, INC., a Massachusetts corporation, and 4FRONT CALIFORNIA CAPITAL HOLDINGS, INC., a California corporation (each a Borrower and together referred to herein as a “Borrower” and referred to collectively as the “Borrowers”), ISLAND GLOBAL HOLDINGS, INC., a California corporation, CAROUSEL BAY, LLC, a California limited liability company, ISLA BUENA VISTA LLC, a California limited liability company, GOLD COAST GARDENS LLC, a California limited liability company, ROBOT FARMS INC., a California corporation, HARBORSIDE ILLINOIS GROWN MEDICINE, INC., an Illinois corporation, MP ILLINOIS, LLC, an Arizona limited liability company, NEW ENGLAND CANNABIS CO, INC., a Massachusetts corporation, MISSION MASSACHUSETTS, INC., a Massachusetts corporation, OM OF MEDICINE, LLC, a Michigan limited liability company, MMA CAPITAL, LLC, a Michigan limited liability company, (each an “Additional Grantor”, and collectively the “Additional Grantors”) and 4FRONT NEVADA CORP., a Nevada corporation, BRIGHTLEAF DEVELOPMENT, LLC, a Washington limited liability company, REAL ESTATE PROPERTIES LLC, a Washington limited liability company, AG-GROW IMPORTS, LLC, a Washington limited liability company, FULLER HILL DEVELOPMENT CO. LLC, a Washington limited liability company, PURE RATIOS HOLDING INC., a Delaware corporation, 4FRONT U.S. HOLDINGS, INC., a Delaware corporation, 4FRONT HOLDINGS, LLC, a Delaware limited liability company, 4FRONT ADVISORS, LLC, an Arizona limited liability company, MISSION PARTNERS USA, LLC, a Delaware limited liability company, MISSION PARTNERS IP, LLC, a Delaware limited liability company, and 4FRONT VENTURES CORP., a corporation organized under the laws of British Columbia (“Guarantor” or “4Front Ventures”) (along with each Borrower and the Borrowers, and each Additional Grantor and the Additional Grantors, and any new entity that is directly or indirectly owned by 4Front Ventures “4Front Subsidiary”, each a “Grantor” and together the “Grantor” and collectively the “Grantors”) and LI LENDING, LLC, a Delaware limited liability company (“Lender”). This Amendment amends the Amended and Restated Loan and Security Agreement by and among the parties listed above dated effective December 17, 2020 (“Loan Agreement”), the terms of which are incorporated therein.

Recitals:

WHEREAS, Lender loaned the original principal sum of $45,000,000 to Borrowers (“Loan”) pursuant to (a) the Loan Agreement, as defined above, (b) Amended and Restated Promissory Note, (c) Guaranty Agreement executed by Guarantor, (d) Security Instruments, and (e) and other documents, contracts, or instruments evidencing or securing the Loan (collectively, the “Loan Documents”);

WHEREAS, as of the Effective Date the loan has a total outstanding principal balance of $42,500,000.

WHEREAS, Borrowers have requested that the parties make certain adjustments to the terms of the Loan and Promissory Note, including (a) an extension of the term of the Note to May 1, 2026, (b) a reduced interest rate of 12% per annum beginning May 1, 2024 through May 1, 2026, and (c) Lender’s consent to certain additional indebtedness on the terms and conditions set forth herein; and

WHEREAS, Lender has agreed to such adjustments in exchange for (a) a loan extension fee in the amount of $425,000 (“Extension Fee”), (b) the issuance of a Warrant to Purchase Subordinate Voting Shares by 4Front Ventures to Lender in the original amount equal to 33% of the Loan Balance (as defined herein) reducing to 30% of the Loan Balance as provided herein (the “Warrant”) all or a portion of which may be converted to a cashless warrant upon the occurrence of certain events (all as more fully described in the Warrant), (c) the Additional Grantors are added as Grantors under the Loan Agreement and (d) the triggering of an Event of Default on the Loan in the event that Leo Gontmakher or Karl Chowscano are involuntarily removed from their current positions at 4Front Ventures without cause or Lender consent, as more specifically described below.

WHEREAS, the parties have agreed to amend and restate the Amended and Restated Promissory Note and the Loan Agreement as set forth in this Amendment and the Second Amended and Restated Promissory Note.

Agreement

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Recitals. The recitals are incorporated herein. All capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement and the other Loan Documents, and all capitalized terms used in this Amendment and in the Loan Documents shall have the same meanings.

2. Amended and Restated Note. The Amended and Restated Promissory Note dated December 17, 2020 shall be amended, restated, and replaced in its entirely with a Second Amended and Restated Promissory Note reflecting the new loan terms in the form attached hereto as Exhibit 2 (“2023 Note”). The 2020 Note shall be cancelled and shall no longer be in effect, having been fully replaced and superseded by the 2023 Note.

3. Section 5.5 of the Loan Agreement is amended and restated as follows:

“5.5 No Additional Debt. Except as may otherwise be approved in advance by Lender in writing, no Grantor shall incur any additional debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Loan, (b) advances of trade debt or accrued expenses in the ordinary course of business, (c) the existing debt of 4Front Ventures in the original principal amount of $5,000,000. Notwithstanding the foregoing, Lender conditionally approves the following additional indebtedness provided that each new creditor and Lender enter into a commercially reasonably subordination agreement and, except as specifically set forth in this Amendment to the contrary, agreeing to subordinate any and all payment and collection rights to payments to Lender on the Loan: (a) financing of equipment owned by any Grantor in an amount no greater than $5,000,000 (“Equipment Financing”), (b) issuance by 4Front Ventures of secured convertible debt in an amount no greater than $10,000,000 (“Secured Convertible Debt”), and (c) secured debt in an amount of up to $20,000,000 which is to be used to acquire new retail locations located in Illinois (“Illinois Debt”).”

4. Section 5.8 of the Loan Agreement is amended and restated as follows:

“5.8. No Additional Liens. Grantor shall not create or permit to exist any encumbrance against any of the Collateral except the Security Interest created by this Agreement or approved by Lender in writing. Notwithstanding the foregoing, Lender approves of the following Liens provided that such liens are governed by a commercially reasonable subordination agreement: (a) liens securing the Equipment Financing so long as such liens only encumber the equipment that is the subject of such financing and no other assets of the Grantors, (b) liens of the Secured Convertible Debt, which may be senior to the liens of Lender, so long as they solely encumber the assets of 4Front Ventures as the issuer and no other assets of the Grantors, and (c) the liens securing the Illinois Debt, which may be senior to the liens of Lender, so long as they solely encumber the new Illinois retail locations being acquired with the Illinois Debt and no other assets of the Grantors.”

5. A new Section 6.25 is added to the Loan Agreement as follows:

“6.25 Removal of Officers

The removal of Leonid Gontmakher as Chief Executive Officer of 4Front Ventures or the removal of Karl Chowscano as consulting President of 4Front Ventures without either (i) cause; or (ii) Lender consent which consent shall not be unreasonably withheld, condition or delayed, if such officer or officers, as the case may be, are not reinstated within thirty (30) days of such removal; provided, however, in the event either Leonid Gontmakher or Karl Chowscano, or both, voluntarily resign or relinquish their positions, such action or actions shall not be an Event of Default.”

6. A new Section 6.26 is added to the Loan Agreement as follows:

“6.26 Joinder of 4Front Subsidiary

The failure of a 4Front Subsidiary to executed a Joinder to the Loan Agreement becoming a Grantor thereunder and executing any and all Security Instruments required by Lender.

7. A new defined term is added to Schedule 1 of the Loan Agreement:

“Loan Balance” means $51,700,000 (which amount is equal to the Loan Amount plus accrued and unpaid interest due and payable upon maturity of the Loan on May 1, 2024.

8. Conditions to Amendment. The conditions to amending the Loan as provided in this Amendment are the following:

8.1.	Borrower shall execute the 2023 Note and deliver an original executed copy of the 2023 Note the Lender;

8.2.

4Front Ventures shall issue the Warrant to Lender in a form acceptable to Lender which as of the Effective Date shall be in the amount of 33% of the Loan Balance but which is subject to reduction to 30% of the Loan Balance if at any time within 6 months of the Effective Date, the Loan Parties receive a bona fide written offer from any Person (other than an Affiliate) to refinance the Loan;

8.3.	Each Additional Grantor shall execute a joinder to the Loan Agreement in the form attached as Exhibit 6.3 hereto (“Joinder”) and any and all Security Instruments required by Lender;

8.4.

Borrowers, Grantors, 4Front and Guarantor shall execute any and all other documents, agreements, resolutions, certificates and consents deemed necessary, appropriate, or desirable by Lender to create or evidence Borrower’s or Grantor’s or Guarantor’s obligations to Lender or to create or perfect Lender’s security therefor.

8.5.	All of the representations and warranties in this Amendment and the Loan Agreement shall be true, correct, and complete in all material respects.

9. Representations and Warranties. Borrowers, Grantor and Guarantor, jointly and severally, each represent, confirm, and warrant to Lender as of the date of this Amendment (a) that all of the representations and warranties of Borrower and each Guarantor in this Amendment, the Loan Agreement and the other Loan Documents are true, correct, and complete; (b) that Borrowers, Grantors and Guarantor have complied with all of their respective Obligations, duties and responsibilities under the Loan Agreement and the other Loan Documents and will continue to do so; (c) that there is no Event of Default under the Loan Agreement, or other default under any of the other Loan Documents; (d) that this Amendment, the 2023 Note, each Joinder and the other Loan Documents have been duly and properly executed by Borrowers, Grantors and Guarantor, constitutes the valid and legally binding obligation of Borrowers, Grantors and Guarantor, and are fully enforceable against Borrowers, Grantors and Guarantor in accordance with their respective terms; (e) that Borrowers, Grantors and Guarantor each have full power and authority to enter into this Agreement, to execute and deliver all documents and instruments required hereunder, and to incur and perform the perform the obligations provided for herein; and (f) that that Borrowers, Grantors and Guarantor have ratified, approved, and confirmed the Loan and its validity and enforceability as well as all of the obligations due thereunder or any Loan Documents executed therewith.

10. Guarantor’s Approval. Guarantor acknowledges, represents, and agrees that (a) Guarantor has read this Amendment; (b) Guarantor consents to its terms, (c) Guarantor agrees that the Guaranty of Guarantor shall apply to the Loan, as amended by this Amendment and as set forth in the 2023 Note; (d) Guarantor reaffirms its guaranty of the payment and performance of any and all indebtedness and other Obligations of Borrowers to Lender arising under or in connection with the Loan, 2023 Note, and the other Loan Documents, as amended by this Amendment, (d) Guarantor acknowledges that Lender’s agreement to enter into this Amendment is conditioned on Guarantor’s execution of this Amendment and Guarantor consenting to its terms; and (e) Guarantor acknowledges that Guarantor will continue to derive material financial benefits from Borrower’s financing arrangements with Lender and that Lender would not enter into this Amendment absent this confirmation.

11. Remaining Terms Unchanged; Security; Conflicts. Except as provided in this Amendment, all other terms and conditions of the Loan and Loan Documents shall remain unchanged and in full force and effect. The Loan and the 2023 Note shall be secured by all security heretofore or hereafter granted to Lender at any time by Borrowers, Grantors and Guarantor.

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT TO FOLLOW]

[SIGNATURE PAGE OF BORROWERS, GRANTORS AND LENDER TO FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, Borrowers, Grantors, Guarantor and Lender have caused this First Amendment to Amended and Restated Loan and Security Agreement executed as of the date first above written.

BORROWERS/GRANTORS:		LENDER:
LINCHPIN INVESTORS, LLC,		LI LENDING, LLC,
a Delaware limited liability company		a Delaware limited liability company as Lender

By:
Name:
Title:	Manager	By:
401 EAST MAIN STREET LLC, a Delaware limited liability company		Name: Title:

GUARANTOR:
By:		4FRONT VENTURES CORP.
Name:
Title:	Manager	By:
IL GROWN MEDICINE LLC, an Illinois limited		Name: Title:
liability company

By:
Name:
Title:	Manager

8554 S. COMMERCIAL AVE, LLC, a Delaware
limited liability company

By:
Name:
Title:	Manager

883 HYDE PARK AVE, LLC, a Delaware
limited liability company

By:
Name:
Title:	Manager

CANNEX HOLDINGS (CALIFORNIA) INC., a California corporation

By:
Name:	Brad Kotansky
Title:	Director

HEALTHY PHARMS, INC., a Massachusetts corporation

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, Borrower, Grantor and Lender have caused this First Amendment to Amended and Restated Loan and Security Agreement executed as of the date first above written.

GRANTORS:	GRANTORS:

CANNEX HOLDINGS (NEVADA) INC., a Nevada corporation	4FRONT U.S. HOLDINGS, INC., a Delaware corporation

By:	By:
Name:	Name:
Title:	Title:

4FRONT VENTURES CORP.	4FRONT HOLDINGS, LLC, a Delaware limited liability company

By:	By:
Name:	Name:
Title:	Title:

BRIGHTLEAF DEVELOPMENT, LLC, a Washington limited liability company	PURE RATIOS HOLDINGS INC., a Delaware corporation

By:	By:
Name:	Name:
Title:	Title:

REAL ESTATE PROPERTIES LLC, a Washington limited liability company	4FRONT ADVISORS, LLC, a Delaware limited liability company

By:	By:
Name:	Name:
Title:	Title:

AG-GROW IMPORTS, LLC, a Washington limited liability company	MISSION PARTNERS USA, LLC, a Delaware limited liability company

By:	By:
Name:	Name:
Title:	Title:

FULLER HILL DEVELOPMENT CO. LLC, a Washington limited liability company	MISSION PARTNERS IP, LLC, a Delaware limited liability company

By:	By:
Name:	Name:
Title:	Title:

Exhibits

Exhibit 2 - 2023 Note

Exhibit 6.3 - Joinder

Exhibit 2

Second Amended and Restated Promissory Note

Exhibit 6.3

Joinder Agreement